UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 11, 2023

FREEDOM ACQUISITION I CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40117	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14 Wall Street, 20th Floor New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 618-1798

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	Freedom	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	Freedom WS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	Freedom.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report on Form 8-K, on July 11, 2023, Freedom Acquisition I Corp. (“Freedom”) convened an extraordinary general meeting (the “Special Meeting”) of its shareholders to approve, among other things, the previously announced business combination with Complete Solaria, Inc. (f/k/a Complete Solar Holding Corporation), a Delaware corporation (“Complete Solaria”).

At the Special Meeting, Freedom’s shareholders approved, in connection with the Business Combination (as described below), among other items, the Complete Solaria, Inc. 2023 Incentive Equity Plan (the “Incentive Plan”) and the Complete Solaria, Inc. Employee Stock Purchase Plan (the “ESPP”). A description of the material terms of each of the Incentive Plan and the ESPP is included in Freedom’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on June 30, 2023, as supplemented by the supplement to the proxy statement/prospectus filed with the SEC on July 10, 2023 (the “Proxy Statement”), which descriptions are incorporated herein by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Incentive Plan and ESPP, forms of which are attached as Annex G and Annex H, respectively, to the Proxy Statement and are also incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Special Meeting was held on July 11, 2023 to consider and vote upon certain proposals related to the previously disclosed Amended and Restated Business Combination Agreement, dated May 26, 2023 (as may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), among Freedom, Jupiter Merger Sub I Corp., a Delaware corporation and wholly-owned subsidiary of Freedom (“First Merger Sub”), Jupiter Merger Sub II LLC, a Delaware limited liability company and wholly-owned subsidiary of

Freedom (“Second Merger Sub”), Complete Solaria and The Solaria Corporation, a Delaware corporation (“Solaria”), pursuant to which, among other things, on the terms and subject to the conditions set forth therein, on the date of closing of the Business Combination (as defined below), following the deregistration of Freedom as an exempted company in the Cayman Islands and the continuation and domestication of Freedom as a corporation in the State of Delaware, (i) First Merger Sub will merge with and into Complete Solaria, with Complete Solaria surviving as a wholly-owned subsidiary of Freedom (the “First Merger”), (ii) immediately thereafter and as part of the same overall transaction, Complete Solaria will merge with and into Second Merger Sub, with Second Merger Sub surviving as a wholly-owned subsidiary of Freedom (the “Second Merger”), and Freedom will change its name to “Complete Solaria, Inc.” and Second Merger Sub will change its name to “CS, LLC”, and (iii) immediately after the consummation of the Second Merger and as part of the same overall transaction, Solaria will merge with and into a newly formed Delaware limited liability company and wholly-owned subsidiary of Freedom and will change its name to “The Solaria Corporation LLC” (“Third Merger Sub”), with Third Merger Sub surviving as a wholly-owned subsidiary of Freedom (the transactions contemplated by the Business Combination Agreement, the “Business Combination”).

There were 19,868,496 Ordinary Shares (as defined below) of Freedom outstanding, of which 11,243,496 were Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), as of May 31, 2023, the record date for the Special Meeting. At the Special Meeting, the holders of 6,991,136 Class A Ordinary Shares and 8,625,000 Class B ordinary shares, par value $0.0001 per share, of Freedom (“Class B Ordinary Shares”) (Class A Ordinary Shares and Class B Ordinary Shares together, the “Ordinary Shares”), were represented in person or by proxy, representing approximately 78.59% of the issued and outstanding Ordinary Shares of Freedom, which constituted a quorum.

Set forth below are the proposals voted upon at the Special Meeting (each of which is described in the Proxy Statement) and the final voting results. Capitalized terms used herein without definition have the meanings given to such terms in the Proxy Statement.

1.

Resolved, as an ordinary resolution, that Freedom’s entry into the Business Combination Agreement, a copy of which is attached to the Proxy Statement as Annex A, pursuant to which, among other things, following the de-registration of Freedom as an exempted company in the Cayman Islands and the transfer by way of continuation and domestication of Freedom as a corporation in the State of Delaware (i) First Merger Sub will merge with and into Complete Solaria, with Complete Solaria surviving as a wholly-owned subsidiary of Freedom, (ii) immediately thereafter and as part of the same overall transaction, Complete Solaria will merge with and into Second Merger Sub, with Second Merger Sub surviving as a wholly-owned subsidiary of Freedom and Freedom will change its name to “Complete Solaria, Inc.” and Second Merger Sub will change its name to “CS, LLC,” and (iii) immediately after the consummation of the Second Merger and as part of the same overall transaction, Solaria will merge with and into a newly formed Delaware limited liability company and wholly-owned subsidiary of Freedom and will change its name to “The Solaria Corporation LLC”, with Third Merger Sub surviving as a wholly-owned subsidiary of Freedom, and the transactions contemplated by the Business Combination Agreement and such proposal, the “Business Combination Proposal”, be approved, ratified and confirmed in all respects.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
15,292,582	323,423	131	N/A

2.

Resolved, as a special resolution, that Freedom be transferred by way of continuation to Delaware pursuant to Part XII of the Companies Act (As Revised) of the Cayman Islands and Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”) and, immediately upon being de-registered in the Cayman Islands, Freedom be continued and domesticated as a corporation under the laws of the State of Delaware and, conditional upon, and with effect from, the registration of Freedom as a corporation in the State of Delaware, the name of Freedom be changed from “Freedom Acquisition I Corp.” to “Complete Solaria, Inc.”.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
15,292,713	323,423	0	N/A

3.

Resolved, as a special resolution, that the amended and restated memorandum and articles of association of Freedom currently in effect (the “Articles of Association”) be amended and restated by the deletion in their entirety and the substitution in their place of the Proposed Certificate of Incorporation and Proposed Bylaws (copies of each of which are attached to the Proxy Statement as Annex B and Annex C, respectively), including, without limitation, the authorization of the change in authorized share capital as indicated therein and the change in name to “Complete Solaria, Inc.”

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
15,292,582	323,423	131	N/A

4.

Resolved, as an ordinary resolution, on an advisory non-binding basis, that the authorized share capital of Freedom is increased from (i) 200,000,000 Class A ordinary shares, par value $0.0001 per share, 20,000,000 Class B ordinary shares, par value $0.0001 per share, and 1,000,000 preference shares, par value $0.0001 per share, to (ii) 1,000,000,000 shares of New Complete Solaria Common Stock, par value $0.0001 per share, and 10,000,000 shares of New Complete Solaria Preferred Stock, par value $0.0001 per share.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
15,292,482	323,523	131	N/A

5.

Resolved, as an ordinary resolution, on an advisory non-binding basis, that the board of directors of New Complete Solaria (the “New Complete Solaria Board”) is authorized to issue any or all shares of New Complete Solaria Preferred Stock in one or more classes or series, with such terms and conditions as may be expressly determined by the New Complete Solaria Board and as may be permitted by the DGCL.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
15,292,582	323,423	131	N/A

6.

Resolved, as an ordinary resolution, on an advisory non-binding basis, that the Court of Chancery of the State of Delaware (or, if and only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, any state court located within the State of Delaware or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware) and any appellate court therefrom will be the exclusive forum for certain stockholder litigation and the federal district courts of the United States of America will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, unless New Complete Solaria consents in writing to the selection of an alternative forum.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
15,292,712	323,424	0	N/A

7.

Resolved, as an ordinary resolution, on an advisory non-binding basis, that any action required or permitted to be taken by the stockholders of New Complete Solaria must be effected at a duly called annual or special meeting of stockholders of New Complete Solaria and may not be effected by any consent in writing by such stockholders.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
15,292,712	323,424	0	N/A

8.

Resolved, as an ordinary resolution, on an advisory non-binding basis, that, subject to the rights of holders of preferred stock of New Complete Solaria, any director of New Complete Solaria or the entire New Complete Solaria Board may be removed from office with or without cause by the affirmative vote of the holders of a majority of the then-issued and outstanding capital stock of New Complete Solaria entitled to vote in the election of directors, voting together as a single class.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
15,292,713	323,424	0	N/A

9.

Resolved, as an ordinary resolution, on an advisory non-binding basis, that the Proposed Certificate of Incorporation may be amended by stockholders in accordance with the voting standards set forth in the Proposed Certificate of Incorporation, and the Proposed Bylaws may be amended by stockholders in accordance with the voting standards set forth in the Proposed Certificate of Incorporation and Article XIII of the Proposed Bylaws.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
15,292,582	323,423	131	N/A

10.

Resolved, as an ordinary resolution, on an advisory non-binding basis, the removal of provisions in Freedom’s Articles of Association related to Freedom’s status as a blank check company that will no longer apply upon the closing of the Business Combination be approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
15,292,582	323,423	131	N/A

11.

Resolved, as an ordinary resolution, that for the purposes of complying with the applicable provisions of New York Stock Exchange Listing Rule 312.03, the issuance of shares of New Complete Solaria Common Stock and New Complete Solaria Warrants (including the shares of New Complete Solaria Common Stock issuable upon the exercise thereof) in connection with the Business Combination, the Pre-Signing Convertible Notes, the Post-Signing Convertible Notes, and any Additional Transactions be approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
15,292,582	323,423	131	N/A

12.	Resolved, as an ordinary resolution, that Freedom’s adoption of the Incentive Plan be approved, ratified and confirmed in all respects.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
15,292,712	323,423	0	N/A

13.	Resolved, as an ordinary resolution, that Freedom’s adoption of the ESPP be approved, ratified and confirmed in all respects.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
15,292,708	323,423	5	N/A

14.

Resolved, as an ordinary resolution, that effective as of the Closing of the Business Combination, the New Complete Solaria Board shall consist of no more than seven directors, and that Tidjane Thiam, Adam Gishen, William J. Anderson, Thurman J. Rodgers, Ronald Pasek, Antonio R. Alvarez and Devin Whatley be and are hereby elected as directors and serve on the New Complete Solaria Board until the expiration of their respective terms and until their respective successors are duly elected and qualified.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
8,625,000	0	0	N/A

15.

Resolved, as an ordinary resolution, the adjournment of the Special Meeting to a later date or dates if necessary, for any other reason in connection with the Business Combination Agreement or to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or to approve the Business Combination Proposal, the Domestication Proposal, the Governing Documents Proposal, the Advisory Governing Documents Proposals, the Listing Proposal, the Incentive Equity Plan Proposal, the Employee Stock Purchase Plan Proposal or the Director Election Proposal be approved, ratified and confirmed in all respects.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
15,292,713	323,423	0	N/A

Item 8.01 Other Events.

Redemptions

In connection with the Special Meeting, holders of Class A Ordinary Shares have the right to elect to redeem all or a portion of their Class A Ordinary Shares for a per share price calculated in accordance with Freedom’s organizational documents. As of July 7, 2023, which was the deadline for submitting redemption requests, holders of 10,908,004 shares of Class A Ordinary Shares had validly elected to redeem their Class A Ordinary Shares for a full pro rata portion of the trust account holding the proceeds from Freedom’s initial public offering, or approximately $10.45 per share and $113,988,641.80 in the aggregate. Freedom may accept reversals of elections to redeem Class A Ordinary Shares by holders of Class A Ordinary Shares prior to the closing of the Business Combination.

Press Release

On July 12, 2023, Freedom issued a press release announcing the results of the Special Meeting. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Important Information and Where to Find It

This Current Report on Form 8-K relates to proposed transactions involving Complete Solaria and Freedom. Freedom has filed a registration statement on Form S-4 (the “Registration Statement”), which was declared effective by the SEC on June 30, 2023 and which includes a proxy statement/prospectus of Freedom, and other relevant documents with the SEC. INVESTORS AND SECURITY HOLDERS OF FREEDOM AND COMPLETE SOLARIA ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/ PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of documents filed by Freedom with the SEC, through the website maintained by the SEC at www.sec.gov.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements within the meaning of the federal securities laws with respect to the referenced and proposed transaction. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions, but the absence of these words does not mean that a statement is not a forward-looking statement. Forward-looking statements are forecasts, predictions, projections and other statements about future events that are based on current expectations, hopes, beliefs, intentions, strategies and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all; (ii) the risk that the proposed business combination between Freedom and Complete Solaria may not be completed by Freedom’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Freedom; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination; (iv) the effect of the announcement or pendency of the proposed business combination on Complete Solaria’s business relationships, operating results, and business generally; (v) risks that the proposed business combination disrupts current plans and operations of the companies or diverts managements’ attention from Complete Solaria’s ongoing business operations and potential difficulties in employee retention as a result of the announcement and consummation of the proposed business combination; (vi) the outcome of any legal proceedings that may be instituted in connection with the proposed business combination; (vii) the ability to maintain the listing of Freedom’s securities on a national securities exchange; (viii) the price of Freedom’s securities may be volatile due to a variety of factors, including changes in the applicable competitive or regulatory landscapes, variations in operating performance across competitors, changes in laws and regulations affecting Freedom’s or Complete Solaria’s business, and changes in the combined capital structure; (ix) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities; (x) the ability to recognize the anticipated benefits of the previously consummated Complete Solaria merger and the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) the evolution of the markets in which Complete Solaria will compete; (xii) the costs related to the previously consummated Complete Solaria merger and the proposed business combination; (xiii) any impact of the COVID-19 pandemic on Complete Solaria’s business; and (xiv) Freedom and Complete Solaria’s expectations regarding market opportunities.

The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement and other documents filed by Freedom from time to time with the SEC. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Freedom and Complete Solaria assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Freedom nor Complete Solaria gives any assurance that any of them will achieve its expectations.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 12, 2023.

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM ACQUISITION I CORP.

Date: July 12, 2023	By:	/s/ Adam Gishen
Name: Adam Gishen
Title: Chief Executive Officer